UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 9, 2004



Commission       Registrant; State of Incorporation;           I.R.S. Employer
File Number      Address; and Telephone Number                Identification No.
-----------    ----------------------------------------       ------------------

333-21011      FIRSTENERGY CORP.                                  34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-2578         OHIO EDISON COMPANY                                34-0437786
               (An Ohio Corporation)
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-2323         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY        34-0150020
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3583         THE TOLEDO EDISON COMPANY                          34-4375005
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402


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Item 5.  Other Events

          On June 9, 2004, The Public Utilities Commission of Ohio (PUCO) issued an order that included the following major modifications to FirstEnergy's revised Rate Stabilization Plan application:

     o Eliminates the ability to initiate a request to increase generation rates except for taxes;
     o    Expands the availability of market support generation;
     o Revises the kilowatt-hour target level and the time period for recovering regulatory transition charges;
     o    Establishes a 3-year competitive bid process for generation;
     o Establishes the 2005 generation credit for customer shoppers, which would be extended as a cap through 2008;
     o Denies the ability to defer costs for future recovery of distribution reliability improvement expenditures; and
     o Approves the ability to accrue and defer interest on shopping credit incentive deferrals; however, there was ambiguity as to when such provisions became effective.

The Registrants are reviewing the PUCO's order and plan to file a request for rehearing; however, they cannot predict the outcome of this proceeding at this time.



Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations (including revocation of necessary licenses or operating permits), availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, the final outcome in the proceeding related to the Registrants' Application for a Rate Stabilization Plan, the risks and other factors discussed from time to time in the Registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K for the year ended December 31, 2003, their Form 10-Q for the quarter ended March 31, 2004, and other similar factors. The Registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



June 14, 2004



                                                 FIRSTENERGY CORP.
                                                 -----------------
                                                    Registrant

                                                OHIO EDISON COMPANY
                                                -------------------
                                                    Registrant

                                              THE CLEVELAND ELECTRIC
                                              ----------------------
                                               ILLUMINATING COMPANY
                                               --------------------
                                                    Registrant

                                             THE TOLEDO EDISON COMPANY
                                             -------------------------
                                                    Registrant




                                            /s/  Harvey L. Wagner
                                     ----------------------------------------
                                                 Harvey L. Wagner
                                            Vice President, Controller
                                           and Chief Accounting Officer

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